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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2006

JUNIPER PARTNERS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 West 45th Street, Suite 805, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 398-3112

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JUNIPER PARTNERS ACQUISITION CORP. (“JUNIPER”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING JUNIPER SECURITIES, REGARDING ITS MERGER WITH FIRESTONE COMMUNICATIONS, INC. (“FIRESTONE”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF JUNIPER DATED AUGUST 15, 2006, AS AMENDED.  SUCH CURRENT REPORT AND THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

HCFP/BRENNER SECURITIES LLC (“BRENNER SECURITIES”), THE MANAGING UNDERWRITER OF JUNIPER’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2005, IS ASSISTING JUNIPER IN THESE EFFORTS, FOR WHICH IT WILL BE ENTITLED TO RECEIVE A FEE (NOT TO EXCEED $400,000) AND THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES.  JUNIPER AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND BRENNER SECURITIES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF JUNIPER STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF JUNIPER AND OTHER INTERESTED PERSONS ARE ADVISED TO READ JUNIPER’S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, FINAL REGISTRATION STATEMENT CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH JUNIPER’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ JUNIPER’S FINAL PROSPECTUS, DATED JULY 13, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE JUNIPER OFFICERS AND DIRECTORS AND OF BRENNER SECURITIES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER.  STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:  JUNIPER PARTNERS ACQUISITION CORP., 56 WEST 45th STREET, SUITE 805, NEW YORK, NEW YORK 10036.  THE REGISTRATION STATEMENT CONTAINING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

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Item 7.01      Regulation FD Disclosure.

Firestone Communications, Inc. (“Firestone”), a diversified media and communications company, is party to an Agreement and Plan of Merger, dated August 15, 2006, with Juniper Partners Acquisition Corp. (the “Company”) pursuant to which Firestone will become a wholly owned subsidiary of the Company.  Firestone is the owner and operator of ¡Sorpresa! - America's first Hispanic Children's television network, the nation's first children's cable channel to broadcast exclusively in Spanish.

On November 14, 2006, Verizon Wireless issued a press release announcing that one to five minute clips of six ¡Sorpresa! shows are now showing on Verizon Wireless V CAST and are accessible to Verizon Wireless customers with the LG VX8300 with a larger roll-out expected in the following months.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

November 14, 2006

JUNIPER PARTNERS ACQUISITION CORP.

By: /s/ Stuart B. Rekant

Name: Stuart B. Rekant

Title: Chairman and Chief Executive Officer

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